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                                                                    Exhibit 32.1


     CERTIFICATION PURSUANT TO RULE 13A-14(B) AND 18 U.S.C. SECTION 1350 AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



This 12th day of November, 2004.



                                              /s/ Charles M. Jones, III
                                              -------------------------
                                              Charles M. Jones, III
                                              Chief Executive Officer


                                              /s/ David J. Baranko
                                              --------------------
                                              David J. Baranko
                                              Chief Financial Officer


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